EXHIBIT 99.11

             The Credit Support Annex to the ISDA Master Agreement


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                            Elections and Variables
                       to the ISDA Credit Support Annex
                           dated as of June 29, 2006
                                    between


                                           THE BANK OF NEW YORK, NOT IN ITS
                                         INDIVIDUAL OR CORPORATE CAPACITY BUT
                                   and   SOLELY AS SWAP CONTRACT ADMINISTRATOR
    CREDIT SUISSE INTERNATIONAL         FOR CWALT, INC. ALTERNATIVE LOAN TRUST
                                         2006-OC5 PURSUANT TO A SWAP CONTRACT
                                               ADMINISTRATION AGREEMENT
-------------------------------         --------------------------------------
          ("Party A")                                ("Party B")


Paragraph 13.

(a)   Security Interest for "Obligations".

      The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A:      None.

      With respect to Party B:      None.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a". Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b).

            (C) "Credit Support Amount" for a Valuation Date shall mean one of the following depending on whether or not the specified events have occurred on such Valuation Date:-

            a. With respect to Party B, USD 0; and

            b. With respect to Party A:

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                  (i)   if a Collateralization  Event has not occurred, or has
                        occurred  but  is  not  continuing,   "Credit  Support
                        Amount" shall mean USD 0;

                  (ii) if a Ratings Event has occurred and is continuing or a Collateralization Event has occurred other than pursuant to Part 5(c)(1)(C) and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (a) the Secured Party's Exposure and
                        (b) an amount equal to the Floating Amount payable by Party A pursuant to the Transaction in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after the date on which the Delivery Amount as a result of such Collateralization Event is due;

                  (iii) if a Collateralization  Event has occurred pursuant to
                        Part 5(c)(1)(C) and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (a) the sum of (i) Party B's Exposure and
                        (ii) the Notional Volatility Buffer and (b) zero. "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date,
                        (ii) the Payment Factor, and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

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                            Party A S&P Rating on       Volatility Buffer
                                  such date                Percentage

                          S&P S-T  Rating of A-1 or           0.00%
                          above
                          S&P S-T Rating of A-2               3.25%
                          S&P S-T Rating of A-3               4.00%
                          S&P L-T  Rating of BB+ or           4.50%
                          lower

                        L-T Rating  means  with  respect  to any  Person,  the
                        unsecured,   unguaranteed  and  otherwise  unsupported
                        long-term senior debt obligations of such Person.

                        S-T Rating  means  with  respect  to any  Person,  the
                        unsecured,   unguaranteed  and  otherwise  unsupported
                        short-term debt obligations of such Person.

                          Payment Factor means 100%.

      (ii) Eligible Collateral. On any date, the following items will qualify as "Eligible Collateral" for Party A:

                                                           Valuation
                                                           Percentage

            (A)   Cash                                     100%


            (B)   negotiable debt obligations issued       98.0%
                  after 18 July 1984 by the U.S. Treasury
                  Department having a residual maturity
                  on such date of less than 1 year

            (C)   coupon-bearing negotiable debt           93.8%
                  obligations issued after 18 July 1984
                  by the U.S. Treasury Department having
                  a residual maturity on such date
                  equal to or greater than 1 year but
                  less than 5 years

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            (D)   coupon-bearing negotiable debt           90.3%
                  obligations issued
                  after 18 July 1984 by the U.S. Treasury
                  Department having a residual maturity
                  on such date equal to or greater than 5
                  years but less than 10 years

      (iii) Other Eligible Support. None.

      (iv)  Thresholds.

            (A) "Independent Amount" means with respect to Party A: Not applicable.

                  "Independent Amount" means with respect to Party B: Not applicable.

            (B) "Threshold" means with respect to Party A and Party B: Not applicable.

            (C)   "Minimum  Transfer  Amount"  means with  respect to Party A:
                  $50,000.

                  "Minimum Transfer Amount" means with respect to Party B: Not applicable.

            (D) Rounding The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $1,000, provided that this "Rounding" provision shall not apply in respect of any Return Amount payable in respect of any date on which Party B's Exposure is less than or equal to zero.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. Calculations by Party A will be made in good faith and in accordance with standard market practice by reference to commonly accepted market sources.

      (ii)  "Valuation Date" means,

            (A) in the event that (1) no Collateralization Event has occurred, or has occurred but is not continuing, (2) a Collateralization Event has occurred other than pursuant to
                  Part 5(c)(1)(C) and is continuing, or (3) two or more Collateralization Events have occurred pursuant to Part 5(c)(1)(C) and any other subparagraph of Part 5(b)(1) and are continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

            (B) in the event that a Collateralization Event has occurred solely pursuant to Part 5(c)(1)(C) and is continuing, or a Ratings Event has occurred and Party A has not obtained a substitute counterparty as set forth in Part 5(b)(3) the last Local Business Day of each calendar week.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

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(d)   Conditions Precedent and Secured Party's Rights and Remedies.

      No events shall constitute a "Specified Condition."

(e)   Substitution.

      (i)   "Substitution   Date"  has  the  meaning  specified  in  Paragraph
            4(d)(ii).

      (ii) Consent. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 4:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

            (A)   with respect to any Cash; the amount thereof; and

            (B) with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the
                  Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians:

            The Trustee (as defined in the PSA) or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b). The Custodian of Party B shall initially be The Bank of New York.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B. Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)   Distributions and Interest Amount.

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      (i)   Interest Rate. The "Interest  Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)   Additional Representation(s).

      There are no additional representations by either party.

(j)   Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

      (i) shall be given to or made at the following addresses:

      If to Party A:

            Address:          One Cabot Square
                              London E14 4QJ
                              England

            Telephone:        44 20 7888 3083
            Facsimile:        44 20 7883 7987
            Attention:        Collateral Management Unit

      If to Party B:

            As set forth in Part 4(a) of the Schedule;

      or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

      (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)   Address for Transfers.

      Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

      Party B:    The Bank of New York
                  New York, NY
                  ABA # 021-000-018
                  GLA # 111-565
                  For Further Credit:  TAS A/C 580794
                  Attn: Matthew J. Sabino 212-815- 6093

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                  Fax:  212-815-3986

(l)   Other Provisions.

      (i)   Additional Definitions

            As used in this Annex:

            "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

            "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

      (ii)  Transfer Timing

            (a) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph:

                  "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

            (b) Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

      (iii) Events of Default

            Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

            "For the purposes of Section 5(a)(i) of this  Agreement,  an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party".
..
      (iv)  Return of Fungible Securities

            In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

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      (v)   Covenants of the Pledgor

            So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

      (vi)  No Counterclaim

            A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

      (vii) Holding Collateral

            The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

      (viii) Security and Performance

            Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

      (ix)  Agreement as to Single Secured Party and Pledgor

            Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

      (x)   External Verification of Mark-to-Market Valuations.

            Every month after a Collateralization Event has occurred pursuant to Part 5(b)(1)(C) and is continuing, then, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(x) shall only apply to the extent that the Offered Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period.

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                                        THE BANK OF NEW YORK, NOT IN ITS
                                        INDIVIDUAL OR CORPORATE CAPACITY
                                         BUT AS SOLELY AS SWAP CONTRACT
                                         ADMINSITRATOR FOR CWALT, INC.
                                        ALTERNATIVE LOAN TRUST 2006-OC5
                                          PURSUANT TO A SWAP CONTRACT
     CREDIT SUISSE INTERNATIONAL            ADIMINSTRATION AGREEMENT

             ("Party A")                          ("Party B")




By: /s/ Victorio Sclaloja               By: /s/ Maria Takarz
Name:   Victorio Sclaloja               Name:   Maria Takarz
Title:  Authorized Signatory            Title:  Assistant Treasurer
Date:  29 June 2006                     Date:  29 June 2006



By: /s/ Susan Dunn
Name:   Susan Dunn
Title:  Authorized Signatory
Date:  29 June 2006